UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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BLOOMIOS INC.
(Name of Registrant as Specified in Its Charter)

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Bloomios, Inc.

201 W Montecito Street, Santa Barbara, California 93101

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of shareholders of Bloomios, Inc. will be held at 8:00 a.m. PDT on Thursday July 28, 2022.

The purposes of the meeting are:

1	Election of Directors: To elect 3 directors for a one-year term;
2

Stock Split: To authorize the board of directors to amend the Company’s certificate of incorporation to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.00001 per share by a ratio range of one-for-two to one-for-ten at the board’s discretion;

3	Stock Option Plan: To ratify the Company’s Amended 2021 Incentive Stock Option Plan; and
4	Compensation: To ratify the note’s issued to Company Executives for accrued compensation;
5	Ratification of Appointment of Independent Accountants: To vote on a proposal to ratify the appointment of B F Borgers CPA PC as our independent accountants for 2022.

Note	To transact such other business as may properly come before the Annual Meeting or any postponement of adjournment thereof.

In addition to the matters listed above, at the Annual Meeting our shareholders will vote on such other matters as may properly come before the meeting. The Board of Directors currently knows of no matters that may be voted upon at the Annual Meeting other than the matters set forth above.

The record date for the determination of shareholders entitled to vote at the Annual Meeting is June 10, 2022 (the “Record Date”). You are entitled to participate remotely in the Annual Meeting if you were a holder of record of our Common Stock or Preferred Stock as of the close of business on the Record Date. Please refer to the Q&A section below if you are a street name holder and would like to attend the Annual Meeting. Record holders of shares may cast one vote for each share of our Common Stock and ten votes for each share of our Preferred Stock.

Please note, if you plan to attend the Annual Meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page 6 of the Proxy Statement.

You are invited to participate in the Annual Meeting. However, if you are the record holder of your shares of our Common Stock or Preferred Stock, we ask that you appoint the Proxies named in the enclosed proxy statement to vote your shares for you by signing, dating and returning the enclosed proxy card, or following the instructions in the proxy statement and on your proxy card to appoint the Proxies by telephone or Internet. Even if you plan to participate in the Annual Meeting, voting by proxy will help us ensure that your shares are represented and that a quorum is present at the meeting. If you sign a proxy card or appoint the Proxies by telephone or Internet, you may later revoke your appointment or change your vote by following the instructions in the accompanying proxy statement or attend the Annual Meeting and vote the shares you hold of record on the meeting website. Attending the Annual Meeting alone will not revoke a proxy card. If your shares are held in “street name” by a broker or other nominee, the record holder of your shares must vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how you want it to vote your shares.

BY ORDER OF THE BOARD,

/s/ Michael Hill

Michael Hill

CEO and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on July 28, 2022: This Proxy Statement and our Annual Report on Form 10-K for the Year Ended December 31, 2021 (the “Annual Report”) and the Quarterly Report on Form 10-Q for the Three Months ended March 31, 2022 (the “March 2022 Quarterly Report”) are available at www.ProxyVote.com.

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BLOOMIOS, INC.

201 W Montecito Street

Santa Barbara, California 93101

PROXY STATEMENT

This proxy statement is dated July 1, 2022, and is being furnished to our shareholders as of the close of business on July 1, 2022, the record date, by our Board of Directors in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the 2022 Annual Meeting of our shareholders and at any adjournments of the meeting.

The Annual Meeting will take place on July 28, 2022, at 8 a.m., Pacific Daylight Time (PDT), at 201 W Montecito Street, Santa Barbara, CA 93101.

This Proxy Statement has been prepared by the management of the Company.

We use the “Notice and Access” method of providing proxy materials to you via the internet instead of mailing printed copies. We believe that this process provides you with a convenient and quick way to access the proxy materials, including our proxy statement, Annual Report and the March 2022 Quarterly Report, and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

If your shares are held by a brokerage house or other custodian, nominee or fiduciary in “street name,” you will receive a Notice and Access card with instructions for providing to such intermediary voting instructions for your shares. You may also request paper copies of the proxy materials and provide voting instructions by completing and returning the enclosed voting instruction form in the addressed, postage paid envelope provided. Alternatively, if you receive paper copies, many intermediaries provide instructions for their beneficial holders to provide voting instructions via the internet or by telephone. If your shares are held in “street name” and you would like to vote your shares in person while attending the Annual Meeting, you must contact your broker, custodian, nominee or fiduciary to obtain a legal proxy form from the record holder of your shares and present it to the inspector of election with your ballot.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2022 Annual Meeting will be held for the following purposes:

1	Election of Directors: To elect 3 directors for a one-year term;
2

Stock Split: To authorize the board of directors to amend the Company’s certificate of incorporation to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.00001 per share by a ratio range of one-for-two to one-for-ten at the board’s discretion;

3	Stock Option Plan: To ratify the Company’s Amended 2021 Incentive Stock Option Plan; and
4	Compensation: To ratify the note’s issued to Company Executives for accrued compensation;
5	Ratification of Appointment of Independent Accountants: To vote on a proposal to ratify the appointment of B F Borgers CPA PC as our independent accountants for 2022.

Note	To transact such other business as may properly come before the Annual Meeting or any postponement of adjournment thereof.

In addition, senior management of the Company will be available to respond to your questions.

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Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on June 10, 2022, the record date, you were a holder of record of the Company’s Common Stock or Preferred Stock. As of the record date, there were issued and outstanding 13,171,220 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Annual Meeting, and 320,800 shares of Preferred Stock, comprised of 10,000 shares of Series A of which each share is entitled to such number of votes equal to 0.0051% of the total votes entitled to be cast, 800 shares of Series B of which each share is entitled to such number of votes equal to 0.001 multiplied by the total number of shares of common stock outstanding on the record date, and 310,000 shares Series C of which each share is entitled to one vote on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of our outstanding Common Stock and Preferred Stock as of June 10, 2022, the record date, representing 6,585,611 shares must be present at the Annual Meeting, in person or by proxy. If you vote, including by Internet, or proxy card your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, Pacific Stock Transfer Co, you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the three nominees for director named in “Proposal 1,” and FOR the authorization to allow the board of directors to reverse split the common stock by a ratio range of one-for-two to one-for-ten “Proposal 2,” and FOR the ratification of the Company’s Amended 2021 Incentive Stock Option Plan “Proposal 3,”  and FOR the ratification of the note issuances to the Company Executives for accrued but unpaid compensation “Proposal 4,” and FOR the ratification of BF Borgers as our independent accountants for 2022 “Proposal 5.”

Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote on certain “non-routine” matters if the broker has not received instructions from the beneficial owner. Proposals 1 – 4 are considered to be “non-routine” matters. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares with respect to Proposals 1 - 4. Proposal 5 is considered to be a “routine” matter. Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this “routine” matter.

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Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again on a later date on the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), signing and returning a new proxy card with a later date, or attending and voting at the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke any prior proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. ET on July 27, 2022. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the Annual Meeting?

Proposal 1: Election of Three (3) Directors. The election of the Three director nominees named in this Proxy Statement requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the three nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

Proposal 2: Authorizing the Board of Directors to effect a Reverse Stock Split, if necessary to list on a National Exchange, by a ratio range of one-for-two to one-for-ten. Authorization of the reverse stock split, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

Proposal 3: Ratification of the Amended 2021 Incentive Stock Option Plan.  The ratification of the Company’s Incentive Stock Option plans for 2021, as amended, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

Proposal 4:  Ratification of Executive Compensation.  The ratification of the Board of Director’s issuance of notes to the Company’s executives for accrued but unpaid compensation requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

Proposal 5: Ratification of the Appointment of BF Borgers CPA PC as Our Independent Registered Public Accounting Firm for 2022. Ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the year ending December 31, 2022, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on such matter at the Annual Meeting.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares “FOR” each director nominee named in this Proxy Statement and “FOR” authorizing the board of directors to have the ability to reverse split the common stock by a ratio range of one-for-two to one-for-ten  and “FOR” ratification of the Amended 2021 Incentive Stock Option Plan and “FOR” ratification of the notes issued to the companies executives for accrued but unpaid compensation and “FOR” ratification of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the SEC website, www.sec.gov.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission card to enter the Annual Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to bevans@bloomios.com; or

•	by calling us at (805) 222-6330.

Shareholders also must present a form of personal photo identification in order to be admitted to the Annual Meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Mr. Michael Hill, Mr. John Bennett, and Mr. Barrett Evans for a new term expiring at the 2023 Annual Meeting of shareholders or until their successors are duly elected and qualified. Each nominee is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee that is unable or will decline to serve as a director if elected.

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Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast is required to elect each of Mr. Michael Hill, Mr. John Bennett, and Mr. Barrett Evans as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Mr. Michael Hill, Mr. John Bennett, and Mr. Barrett Evans to our Board of Directors.  Properly authorized proxies solicited by Board of Directors will be voted “FOR” the nominees unless instructions to withhold or to the contrary are given.

Directors/Nominees

Our Board of Directors currently consists of three members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets and technology.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Michael Hill	Chief Executive Officer, Director (Chairman)	46	Nov-20
John Bennett	Chief Financial Officer, Director	61	Jun-21
Barrett Evans	President, Chief Strategy Officer, Director	50	Jun-21

Business Experience

Set forth below is information about the nominees for election as directors. The factual information about each nominee and director has been provided by that person. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that each should serve on our Board, in light of our business and structure, were determined by our Board or its Governance and Nominating Committee and are outlined below in each nominees bio.

Michael Hill, 46, Chief Executive Officer, Director. Mr. Hill is a seasoned executive and corporate advisor with over 20 years in both the private and public sectors. He co-founded and is the Managing Director of CBD Brand Partners, a brand accelerator that is vertically integrated within the hemp and CBD industry. In 2019, Mr. Hill co-founded Law For All and serves as the Chief Executive Officer, a legal technology platform and service provider. During 2015 to 2019 he served as the Chief Executive Officer of Total Sports Media, an online sports and entertainment media company. Over his tenure he has led and completed multiple mergers and acquisitions of a variety of companies, more specifically advertising, streaming media, data management, mobile and ad-tech driven companies. He has a deep understanding and experience in both pre-transaction and post-transaction operational planning and integration. Prior to this work, Mr. Hill served in the United States Navy, receiving the honor of Enlisted Surface Warfare Specialist. Mr. Hill’s extensive experience with public companies as a CEO and serving on several public companies Board of Directors qualifies him to serve on our board.

John Bennett, 61, Chief Financial Officer, Director. Mr. Bennett is a seasoned executive, with over 30 years of experience in both the public and private sector. Mr. Bennett served as the Chief Financial Officer for Clean Energy Technologies, Inc. (CETY) from January 2005 thru March 2020 and served on the board of directors from September 2009 thru February 2018. While with CETY Mr. Bennett was an integral part of taking them public with the completion of their SB2 registration. From January of 2008 thru the present Mr. Bennett ran his own consulting firm (Advent Consulting), focusing on public companies in the microcap space. He has extensive experience with the public reporting requirements with the SEC, including 10K, 10Q including S1 and Reg A registrations statements and audit interface with PCAOB audit firms. He has been in the Manufacturing Industry for over 30 years. He has held positions as the Controller, Vice President of Finance and Chief Financial Officer, Mr. Bennett Holds a Bachelor of Science degree in Accounting from Mesa University and a Master of Science in Finance degree from the University of Colorado. Mr. Bennett’s extensive experience with public companies as the Chief Financial Officer and serving on several public companies Board of Directors qualifies him to serve on our board.

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Barrett Evans, 50, President, Chief Strategy Officer and Director. Mr. Evans has 30 years of experience in both private and public company investing, finance, management, and restructuring. Mr. Evans currently sits on several board of directors for both private and public companies. Mr. Evans co-founded CBD Brand Partners. For the past decade, Mr. Evans has headed up Montecito Capital managing its investments. Mr. Evans has significant experience in investing in small companies and facilitating their growth, and in restructuring struggling companies. Mr. Evans has a Bachelor of Arts in Political Science from the University of California, Santa Barbara. Mr. Evans’ extensive background in assisting in the growth of both private and public companies and also serving as a board member on several public companies Board of Directors qualifies him to serve on our board.

CORPORATE GOVERNANCE

Our Board of Directors has adopted Corporate Governance Guidelines that, together with our Bylaws, establish various processes related to the structure and leadership of our Board and the governance of our organization.

Director Independence

The Company’s Board of Directors does currently have Director Independence.  The Company is taking steps to appoint additional members to its Board of Directors to make the Board majority independent.  The current Board plans to uplist the Company’s common stock to a National exchange and will appoint enough independent directors to fulfill the exchange’s requirements. Determination of Independent Directors.

In addition to the specific Nasdaq criteria, which the Company desires join, in assessing each director’s or nominee’s independence, the Board consider whether they believe transactions that are disclosable in our proxy statements as “related person transactions,” as well as any other transactions, relationships, arrangements or other factors known to the Committee or the Board, could impair that director’s ability to exercise independent judgment in carrying out his or her duties as a director. In its determination that our current directors named above are or will be independent, the Committee and the Board considered those transactions and relationships described or referenced below under the heading “TRANSACTIONS WITH RELATED PERSONS”.

Board Leadership Structure

Our Board performs its oversight role through various committees whose members are, at this time comprised of the entire Board. Those committees may be established as separate committees of our Board or as joint committees of the Boards. Each Board annually elects a Chairman whose duties are described in our Bylaws and, currently, our Chief Executive Officer, Michael Hill, also serves as Chairman of our Board. Mr. Hill has served as our Chairman since November 2020. Although our Bylaws contemplate that our Chairman will be considered an officer, under our Corporate Governance Guidelines the Board will exercise its judgment and discretion in the selection of its Chairman and may select any of its members as Chairman. The Board has no formal policy as to whether our Chief Executive Officer will or may serve as Chairman or whether any other director, including an independent director, may be elected to serve as Chairman.

In practice our Board has found that having a combined Chairman and Chief Executive Officer role allows for more productive board meetings. As Chairman, Mr. Hill is responsible for leading board meetings and meetings of shareholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Hill’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, our Board currently believes that maintaining a structure that combines the roles of Chairman and Chief Executive Officer is the appropriate leadership structure for our company.

Our Board believes the provisions described above enhance the effectiveness of our independent directors and provide for a leadership structure that is appropriate for our company, without regard to whether our Chairman is an independent director.

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Board Role in Risk Oversight

While management is responsible for risk management in daily operations, the board of directors is responsible for overall risk oversight of the Company. A central focus for our Board is oversight of our corporate strategy and management’s execution of such strategy. The Board believes that this is a continuous process that requires regular attention from the full Board. This ongoing effort focuses the Board on the Company’s operational and financial performance over the short, intermediate and long term.

Attendance by Directors at Meetings

Board of Directors Meetings. Our Board of Directors met seven times during 2021. Our Corporate Governance Guidelines provide that Directors are expected to regularly attend meetings of the Boards and of the committees on which they serve (subject to circumstances that make their absence unavoidable), to review materials provided to them in advance of meetings, and to participate actively in discussions at meetings and in the work of the committees on which they serve. During the year ended December 31, 2021, all of our directors attended 100% of the meetings held.

Annual Meetings. Attendance by our directors at Annual Meetings of our shareholders gives directors an opportunity to meet, talk with and hear the concerns of shareholders who attend those meetings, and it gives those shareholders access to our directors that they may not have at any other time. In order to facilitate directors’ attendance, we schedule our Annual Meetings on the same dates as regular meetings of the Board of Directors. Our Board recognizes that our outside directors have their own business interests and are not our employees, and that it is not always possible for them to attend Annual Meetings. However, our Board believes that attendance by directors at our Annual Meetings is beneficial to us and to our shareholders, and our Corporate Governance Guidelines provide that our directors are strongly encouraged to attend each Annual Meeting.

Communications with Our Board

Our Board of Directors encourages our shareholders to communicate their concerns and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communication to:

Board of Directors

Bloomios Inc. Attention: Corporate Secretary

201 W Montecito Street

Santa Barbara, California 93101

You also may send communications by email to info@bloomios.com. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to our business, forwarded to the intended recipients.

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Code of Ethics

Our Board of Directors has adopted a code of ethics that apply to all or officers, directors and employees including our financial officers, respectively. The Code of Ethics is intended to promote:

•	honest and ethical conduct;

•	the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications we make;

•	compliance with applicable governmental laws, rules and regulations;

•

prompt internal reporting of violations of the Codes and accounting issues to the Boards’ Audit Committee and, in the case of violations of the Directors Code of Ethics, also to the Compensation, Nominations and Governance Committee; and

•	accountability for adherence to the Codes.

We have established means by which officers, employees, customers, suppliers, shareholders or others may submit confidential and anonymous reports regarding ethical or other concerns about our company or any of our respective employees. Reports may be submitted anonymously to the human resources dropbox.

Human Capital Management

Our associates are among our most important assets, and a top priority of our management is ensuring that we attract, retain and develop associates who are aligned with our goals. An initiative during 2022 and 2023 will be to scale talent to address future needs, while we continue to promote inclusion, equity and diversity initiatives, and enhance performance management and coaching, with a goal of developing a workplace for the future. In promoting inclusion, equity and diversity, we aim to foster inclusion of, and provide opportunities for advancement to, all our associates, and we start by embracing diversity. We consider diversity to be broader than gender or race and to include demographics such as religion, national origin, age, disability, military service, sexual orientation, and gender identity, as well as diversity of thought, perspective, experience and interests. By continuing to commit to inclusion and diversity, we are focused on enhancing associate and customer experiences and relationships and driving innovation of our products and services.

Hedging Policy

To date our Company has not adopted a hedging policy applicable to its officers or directors.

Audit Committee

The Company’s Audit Committee is currently composed of the entire Board of Directors.

The audit committee met three times in fiscal year 2021.

Our audit committee is responsible for:

•	the integrity of the Company's financial statements,

•	the effectiveness of the Company's internal control over financial reporting,

•	the Company's compliance with legal and regulatory requirements,

•	the independent registered public accounting firm's qualifications and independence,

•	and the performance of the Company's independent registered public accountants and

•	preparation of the audit committee report as required to be included in the Company’s annual proxy statement.

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The Audit Committee also is responsible for establishing procedures for the receipt, retention and treatment of complaints from employees, customers, suppliers, shareholders or others related to accounting and financial processes and reporting, internal controls, and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding those matters, and for evaluating any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.

Information regarding the process for and factors considered in the Audit Committee’s selection of our independent accountants is contained under the heading “PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.”

Audit Committee Financial Expert.

Mr. John Bennett has a degree in accounting and has extensive accounting and audit experience with public companies since 2005. Mr. Bennett graduated from Mesa University with a BS in accounting and from the University of Colorado with a Master of Science in Finance. Our Board of Directors has designated Mr. Bennett as the Committee’s “Audit Committee Financial Expert,” as that term is defined by the rules of the SEC.

Director Selection Process

As provided in its charter, the nomination and governance committee is responsible for recommending to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The nomination and governance committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the nomination and governance committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company's businesses, the nominee's ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The nomination and governance committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the Annual Meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the appropriate anniversary date of the previous meeting of shareholders of the Company called for the election of directors. In accordance with the Company's Bylaws, submissions must include: (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice; (3) the consent of each nominee to serve as director of the Company, if so elected; and (4) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder's notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: Bloomios, Inc., 201 W Montecito Street, Santa Barbara, California 93101, and is available on www.sec.gov.

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Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Shareholder Proposals for Next Year’s Annual Meeting

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2023 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary no later than March 31, 2023.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we describe the material components of our executive compensation program for our “named executive officers” whose compensation is set forth in the Summary Compensation Table and other compensation tables under this heading. Our 2021 named executive officers are listed below, in the order in which they appear in the Summary Compensation Table, and we refer to them in this discussion as our “NEOs.”

•	Michael Hill – Chairman and Chief Executive Officer

•	John Bennett – Chief Financial Officer & Director

•	Barrett Evans – President, Chief Strategy Officer & Director

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Total ($)

Michael Hill,	2021	300,000	175,000	475,000	(1)
CEO, and Director	2020	217,500	-	217,500

John Bennett,	2021	150,000	85,000	235,000	(2)
Chief Financial Officer Director	2020	5,500	-	5,500

Barrett Evans,	2021	262,500	175,000	437,500	(3)
President, Chief Strategy Officer & Director	2020	210,000	-	210,000

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors. The value of the option awards is based on the intrinsic value at date of grant.

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(1)	At December 31, 2021 Michael Hill had an accrual of $585,480 of earned compensation that had not been paid and was subsequently converted to a Note in February of 2022.

(2)	At December 31, 2021 John Bennett had an accrual of $61,625 of earned compensation that had not been paid and was subsequently converted to a Note in February of 2022.

(3)	At December 31, 2021 Barrett Evans had an accrual of $577,830 of earned compensation that had not been paid and was subsequently converted to a Note in February of 2022.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of December 31, 2021:

Option Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: exercisable	Number of Securities Underlying Unearned and exercisable Options:	Option Exercise Price	Option Expiration Date

Michael Hill CEO, Chairman, Director	250,000	500,000	750,000	$1.25	10/18/2026
John Bennett CFO, Treasurer and Director	166,667	333,333	500,000	$1.25	10/18/2026
Barrett Evans CSO, President, Secretary and Director	250,000	500,000	750,000	$1.25	10/18/2026

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

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Director Compensation

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors may receive and are expected in the future to receive stock options to purchase shares of our Common Stock as awarded by our Board of Directors.

Related Person Transactions During 2021 & 2022

On February 29, 2020, the company entered into a promissory note with a related party in the amount of $60,000, with an interest due at the rates of 8% per annum and a due date of February 29, 2021.

On December 29, 2021, the Company entered into a promissory note with a related party in the amount of $150,000, with an interest due at the rates of 12% per annum and is due upon demand.

During 2021, the Company’s corporate offices located in Santa Barbara, California were provided to the Company free of charge from a related party.

At December 31, 2021 Michael Hill had an accrual of $585,480 of earned compensation that had not been paid and was subsequently converted to a Note in February of 2022.

At December 31, 2021 John Bennett had an accrual of $61,625 of earned compensation that had not been paid and was subsequently converted to a Note in February of 2022.

At December 31, 2021 Barrett Evans had an accrual of $577,830 of earned compensation that had not been paid and was subsequently converted to a Note in February of 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2022, certain information with respect to the beneficial ownership of our common and preferred shares by each shareholder, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers, and our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock and Preferred Stock, except as otherwise indicated.

Unless otherwise indicated, the address of each of the following persons is c/o Bloomios, Inc., 201 W Montecito Street, Santa Barbara, CA 93101.

Executive Officers and Directors:1

Name and Address of Beneficial Owner (1)	Number of shares Beneficially Owned (2)	Percent of Class (2)
Directors and Officers
Michael Hill 201 W Montecito St, Santa Barbara, CA 93101	4,073,823	31.92%
Barrett Evans 201 W Montecito St, Santa Barbara, CA 93101	4,274,177	33.49%
John Bennett 201 W Montecito St, Santa Barbara, CA 93101	0	0%
All Directors and Officers as a Group	8,348,000	65.41%

(1) Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares of our common stock and except as indicated the address of each beneficial owner is 201 W. Montecito Street, Santa Barbara, CA 93101.

(2) Calculated pursuant to rule 13d-3(d) of the Exchange Act. Beneficial ownership is calculated based on 12,702,134 shares of common stock issued and outstanding on a fully diluted basis as of April 12, 2021. Under Rule 13d-3(d) of the Exchange Act, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed. All the share amounts listed represent common stock held. No derivatives are outstanding as the date hereof.

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More than 5% Beneficial Holders:

5% shareholders
Aline Elkayam (1) 104 Chelsea Place Avenue Ormond Beach, FL 32174	1,485,325	11.64%
Bibi Daprile (1) 12 Windong Creek Way Ormond Beach, FL 32174	1,485,325	11.64%

(1)

Based on 12,702,134 shares of our company’s Common Stock issued and outstanding. Mrs. Elkayam’s address is 104 Chelsea Place, Ormond Beach, FL 32174 and Mrs. Daprile’s address is 12 Windong Creek, Ormond Beach, FL 32174.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal years ended December 31, 2021, and 2020, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filings.

Change in Control Agreements

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws, the operation of which may at a subsequent date result in a change of control of our Company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our Company.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the Election of Directors Proposal.

PROPOSAL 2: AUTHORIZATION OF THE BOARD OF DIRECTORS TO REVERSE SPLIT THE COMMON STOCK BY A RATIO OF ONE-FOR-TWO TO ONE-FOR-TEN

Stockholders are being asked to approve the authorization of the Company’s board of directors (the “Board”) to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of all of the Company’s outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”), by a ratio in the range of one-for-two to one-for-ten at the Board’s discretion.

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Background and Reasons for the Authorization Proposal

The Company is planning to uplist the Company’s common stock to a listed exchange.  One requirement for an uplist to an exchange is the Company’s share price.  By authorizing the Board of Directors the discretion to reverse the stock price, if needed, is a key element in the Company’s desire to become listed on a National exchange.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the Authorization of Reverse Split Proposal.

PROPOSAL 3: RATIFICATION OF THE COMPANY’S AMENDED 2021 INCENTIVE STOCK OPTION PLAN

Purpose

The purpose of the Amended 2021 Incentive Stock Option Plan is to provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, to attract, motivate and retain the employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire ownership in the Company through either the grant of Options (Options may be referred to herein as an “Award”). Such persons receiving an Award under the Amended 2021 Incentive Stock Option Plan are hereinafter referred to as “Participants.”

The Amended 2021 Incentive Stock Option Plan authorizes the grant of Awards relating to 5,500,000 shares of the Company’s Common Stock of which 4,000,000 have been issued.

The full text of the Amended 2021 Incentive Stock Option Plan is attached as Appendix A to this Proxy.

Administration

The 2019 Plan is administered by the Board of Directors or such other committee as is appointed by the Board pursuant to the Amended 2021 Incentive Stock Option Plan (“Committee”). The Committee has full authority to administer and interpret the provisions of the Amended 2021 Incentive Stock Option Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an Award made under the Amended 2021 Incentive Stock Option Plan, as described below. All decisions by the Committee regarding the Amended 2021 Incentive Stock Option Plan are final and conclusive.

The Amended 2021 Incentive Stock Option Plan permits the Committee to grant one or more of the following Awards:

Options

Under the Amended 2021 Incentive Stock Option Plan, the Committee may grant options (the “Options”) to purchase shares of Company Common Stock (the “Shares”). Options granted under the Amended 2021 Incentive Stock Option Plan shall be classified for income tax purposes as either (a) “Incentive   Stock Options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986 as amended (the “Code”) or (b) “Nonqualified Stock Options.” Nonqualified Stock Options are options that do not satisfy the requirements of Incentive Stock Options as defined by Section 422(b) of the Code (due to a “disqualified disposition” or pursuant to the terms of the Award Agreement). Generally, the income tax treatment of Incentive Stock Options differs from the income tax treatment of Nonqualified Stock Options. The intended nature of Options (that is, incentive or nonqualified) will be specified in each Award Agreement.

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Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the Amended 2021 Incentive Stock Option Plan Proposal.

PROPOSAL 4: RATIFICATION OF THE ISSUANCE OF NOTES TO COMPANY EXECUTIVES FOR ACCRUED BUT UNPAID COMPENSATION

The Board of Directors issued notes to three executive officers for accrued but unpaid compensation on February 18, 2022 for compensation accrued through January 31, 2022.  The executives agreed to receive the notes in lieu of cash at the time.  The notes accrue interest at 12%, are convertible at a rate of $0.54 per share, are due and payable by January 31, 2025 and require interest payments beginning on July 31, 2022.  The notes are to Michael Hill in a principal amount of $ 610,480 Barrett Evans in a principal amount of $602,830 and John Bennett in a principal amount of $61,625.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the ratification of the note issuance Proposal.

PROPOSAL 5: RATIFICATION OF THE APPOINTMENT OF BF BORGERS CPA PC

 AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Board of Directors has appointed BF Borgers CPA PC (“BF Borgers”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022. BF Borgers has served in this capacity since 2019.

We are asking our shareholders to ratify the appointment of BF Borgers as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of BF Borgers to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of BF Borgers, the Board of Directors will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of BF Borgers, the Board of Directors in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interest of the Company and our shareholders.

Representatives of BF Borgers are expected to be present via phone call at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

In fulfilling its oversight role, our Board of Directors met and held discussions, both together and separately, with the Company’s management and BF Borgers. Management advised the Board of Directors that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Board of Directors reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and BF Borgers, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Board of Directors discussed with BF Borgers matters deemed significant by BF Borgers, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from BF Borgers disclosing such matters.

BF Borgers also provided the Board of Directors with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the outside auditors’ communications with the Board of Directors concerning independence, and we discussed with BF Borgers matters relating to their independence.

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Based on our review with management and BF Borgers of the Company’s audited consolidated financial statements and BF Borgers’ report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Board of Directors recommended, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. BF Borgers has served as the Company's independent registered public accounting firm since 2019. A representative of BF Borgers is expected to be available via phone at the Annual Meeting to respond to appropriate questions and to make a statement if desired.

The following table presents professional fees billed by BF Borgers for the following professional services rendered for the Company for the fiscal years ended December 31, 2021, and 2020:

	2021	2020
Audit Fees	$63,200	$15,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$63,200	$15,000

Audit fees relate to services for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the SEC.

Our Board of Directors pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board of Directors either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve Proposal 5.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of BF Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the Proxy Card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, Proxy Statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov.

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APPENDIX A

BLOOMIOS, INC.

Amended 2021 Incentive Stock option Plan

This plan is an Amended plan from the original 2021 Stock Plan. This Amended 2021 Incentive Stock Option Plan is the whole plan in its entirety. Any Incentive Stock Options that wer issued prior to this Amendment will remain valid and in full force and effect.

1. Purposes of the Plan. The purposes of this Amended 2021 Incentive Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Restricted Stock may also be granted under the Plan.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or a Committee.

(b) “Affiliate” means (i) an entity other than a Subsidiary which, together with the Company, is under common control of a third person or entity and (ii) an entity other than a Subsidiary in which the Company and /or one or more Subsidiaries own a controlling interest.

(c) “Applicable Laws” means all applicable laws, rules, regulations and requirements, including, but not limited to, all applicable U.S. federal or state laws, any Stock Exchange rules or regulations, and the applicable laws, rules or regulations of any other country or jurisdiction where Options or Restricted Stock are granted under the Plan or Participants reside or provide services, as such laws, rules, and regulations shall be in effect from time to time.

(d) “Award” means any award of an Option or Restricted Stock under the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “California Participant” means a Participant whose Award is issued in reliance on Section 25102(o) of the California Corporations Code.

(g) “Cashless Exercise” means a program approved by the Administrator in which payment of the Option exercise price or tax withholding obligations or other required deductions may be satisfied, in whole or in part, with Shares subject to the Option, including by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Company) to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of such amount.

(h) “Cause” for termination of a Participant’s Continuous Service Status will exist (unless another definition is provided in an applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) if the Participant’s Continuous Service Status is terminated for any of the following reasons: (i) any material breach by Participant of any material written agreement between Participant and the Company and Participant’s failure to cure such breach within 30 days after receiving written notice thereof; (ii) any failure by Participant to comply with the Company’s material written policies or rules as they may be in effect from time to time; (iii) neglect or persistent unsatisfactory performance of Participant’s duties and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (iv) Participant’s repeated failure to follow reasonable and lawful instructions from the Board or Chief Executive Officer and Participant’s failure to cure such condition within 30 days after receiving written notice thereof; (v) Participant’s conviction of, or plea of guilty or nolo contendere to, any crime that results in, or is reasonably expected to result in, material harm to the business or reputation of the Company; (vi) Participant’s commission of or participation in an act of fraud against the Company; (vii) Participant’s intentional material damage to the Company’s business, property or reputation; or (viii) Participant’s unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company. For purposes of clarity, a termination without “Cause” does not include any termination that occurs as a result of Participant’s death or disability. The determination as to whether a Participant’s Continuous Service Status has been terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted to include any Subsidiary, Parent, Affiliate, or any successor thereto, if appropriate.

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(i) “Change of Control” means (i) a sale of all or substantially all of the Company’s assets other than to an Excluded Entity (as defined below), or (ii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of all of the Company’s then outstanding voting securities.

Notwithstanding the foregoing, a transaction shall not constitute a Change of Control if its purpose is to (A) change the jurisdiction of the Company’s incorporation, (B) create a holding company that will be owned in substantially the same proportions by the persons who hold the Company’s securities immediately before such transaction, or (C) obtain funding for the Company in a financing that is approved by the Company’s Board. An “Excluded Entity” means a corporation or other entity of which the holders of voting capital stock of the Company outstanding immediately prior to such transaction are the direct or indirect holders of voting securities representing at least a majority of the votes entitled to be cast by all of such corporation’s or other entity’s voting securities outstanding immediately after such transaction.

(j) “Code” means the Internal Revenue Code of 1986, as amended.

(k) “Committee” means one or more committees or subcommittees of the Board consisting of two (2) or more Directors (or such lesser or greater number of Directors as shall constitute the minimum number permitted by Applicable Laws to establish a committee or sub-committee of the Board) appointed by the Board to administer the Plan in accordance with Section 4 below.

(l) “Common Stock” means the Company’s common stock.

(m) “Company” means Bloomios Inc, a Nevada corporation.

(n) “Consultant” means any person or entity, including an advisor but not an Employee, that renders, or has rendered, services to the Company, or any Parent, Subsidiary or Affiliate and is compensated for such services, and any Director whether compensated for such services or not.

(o) “Continuous Service Status” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of: (i) Company approved sick leave; (ii) military leave; (iii) any other bona fide leave of absence approved by the Company, provided that, if an Employee is holding an Incentive Stock Option and such leave exceeds 3 months then, for purposes of Incentive Stock Option status only, such Employee’s service as an Employee shall be deemed terminated on the 1st day following such 3-month period and the Incentive Stock Option shall thereafter automatically become a Nonstatutory Stock Option in accordance with Applicable Laws, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to a written Company policy. Also, Continuous Service Status as an Employee or Consultant shall not be considered interrupted or terminated in the case of a transfer between locations of the Company or between the Company, its Parents, Subsidiaries or Affiliates, or their respective successors, or a change in status from an Employee to a Consultant or from a Consultant to an Employee.

(p) “Director” means a member of the Board.

(q) “Disability” means “disability” within the meaning of Section 22(e)(3) of the Code.

(r) “Employee” means any person employed by the Company, or any Parent, Subsidiary or Affiliate, with the status of employment determined pursuant to such factors as are deemed appropriate by the Company in its sole discretion, subject to any requirements of Applicable Laws, including the Code. The payment by the Company of a director’s fee shall not be sufficient to constitute “employment” of such director by the Company or any Parent, Subsidiary or Affiliate.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the per share fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the per share closing price for the Shares as reported in The Wall Street Journal for the applicable date.

(u) “Family Members” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

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(v) “Incentive Stock Option” means an Option intended to, and which does, in fact, qualify as an incentive stock option within the meaning of Section 422 of the Code.

(w) “Involuntary Termination” means (unless another definition is provided in the applicable Option Agreement, Restricted Stock Purchase Agreement, employment agreement or other applicable written agreement) the termination of a Participant’s Continuous Service Status other than for (i) death, (ii) Disability or (iii) for Cause by the Company or a Parent, Subsidiary, Affiliate or successor thereto, as appropriate.

(x) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the Financial Industry Regulatory Authority (or any successor thereto).

(y) “Nonstatutory Stock Option” means an Option that is not intended to, or does not, in fact, qualify as an Incentive Stock Option.

(z) “Option” means a stock option granted pursuant to the Plan.

(aa) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(bb) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options (i) are exchanged for Options with a lower exercise price, Restricted Stock, cash or other property or (ii) are amended to decrease the exercise price as a result of a decline in the Fair Market Value.

(cc) “Optioned Stock” means Shares that are subject to an Option or that were issued pursuant to the exercise of an Option.

(dd) “Optionee” means an Employee or Consultant who receives an Option.

(ee) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of grant of the Award, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(ff) “Participant” means any holder of one or more Awards or Shares issued pursuant to an Award.

(gg) “Plan” means this Amended 2021 Incentive Stock Option Plan.

(hh) “Restricted Stock” means Shares acquired pursuant to a right to purchase or receive Common Stock granted pursuant to Section 8 below.

(ii) “Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of Restricted Stock granted under the Plan and includes any documents attached to such agreement.

(jj) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(kk) “Share” means a share of Common Stock, as adjusted in accordance with Section 10 below.

(ll) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(mm) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of grant of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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(nn) “Ten Percent Holder” means a person who owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary measured as of an Award’s date of grant.

3. Stock Subject to the Plan. Subject to the provisions of Section 10 below, the maximum aggregate number of Shares that may be issued under the Plan is 5,500,000 Shares, all of which Shares may be issued under the Plan pursuant to Incentive Stock Options. The Shares issued under the Plan may be authorized, but unissued, or reacquired Shares. If an Award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unissued Shares that were subject thereto shall, unless the Plan shall have been terminated, continue to be available under the Plan for issuance pursuant to future Awards. In addition, any Shares which are retained by the Company upon exercise of an Award in order to satisfy the exercise or purchase price for such Award or any withholding taxes due with respect to such Award shall be treated as not issued and shall continue to be available under the Plan for issuance pursuant to future Awards. Shares issued under the Plan and later forfeited to the Company due to the failure to vest or repurchased by the Company at the original purchase price paid to the Company for the Shares (including, without limitation, upon forfeiture to or repurchase by the Company in connection with the termination of a Participant’s Continuous Service Status) shall again be available for future grant under the Plan. Notwithstanding the foregoing, subject to the provisions of Section 10 below, in no event shall the maximum aggregate number of Shares that may be issued under the Plan pursuant to Incentive Stock Options exceed the number set forth in the first sentence of this Section 3 plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated there under, any Shares that again become available for issuance pursuant to the remaining provisions of this Section 3.

4. Administration of the Plan.

(a) General. The Plan shall be administered by the Board, a Committee appointed by the Board, or any combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by Applicable Laws, the Board may authorize one or more officers of the Company to make Awards under the Plan to Employees and Consultants (who are not subject to Section 16 of the Exchange Act) within parameters specified by the Board.

(b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and dissolve a Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b‑3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

(c) Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its sole discretion:

(i) to determine the Fair Market Value in accordance with Section 2(t) above, provided that such determination shall be applied consistently with respect to Participants under the Plan;

(ii) to select the Employees and Consultants to whom Awards may from time to time be granted;

(iii) to determine the number of Shares to be covered by each Award;

(iv) to approve the form(s) of agreement(s) and other related documents used under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Awards may vest and/or be exercised (which may be based on performance criteria), the circumstances (if any) when vesting will be accelerated or forfeiture restrictions will be waived, and any restriction or limitation regarding any Award, Optioned Stock, or Restricted Stock;

(vi) to amend any outstanding Award or agreement related to any Optioned Stock or Restricted Stock, including any amendment adjusting vesting (e.g., in connection with a change in the terms or conditions under which such person is providing services to the Company), provided that no amendment shall be made that would materially and adversely affect the rights of any Participant without his or her consent;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 7(c)(iii) below instead of Common Stock;

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(viii) subject to Applicable Laws, to implement an Option Exchange Program and establish the terms and conditions of such Option Exchange Program without consent of the holders of capital stock of the Company, provided that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Participant shall be made without his or her consent;

(ix) to approve addenda pursuant to Section 18 below or to grant Awards to, or to modify the terms of, any outstanding Option Agreement or Restricted Stock Purchase Agreement or any agreement related to any Optioned Stock or Restricted Stock held by Participants who are foreign nationals or employed outside of the United States with such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom which deviate from the terms and conditions set forth in this Plan to the extent necessary or appropriate to accommodate such differences; and

(x) to construe and interpret the terms of the Plan, any Option Agreement or Restricted Stock Purchase Agreement, and any agreement related to any Optioned Stock or Restricted Stock, which constructions, interpretations and decisions shall be final and binding on all Participants.

(d) Indemnification. To the maximum extent permitted by Applicable Laws, each member of the Committee (including officers of the Company, if applicable), or of the Board, as applicable, shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or pursuant to the terms and conditions of any Award except for actions taken in bad faith or failures to act in good faith, and (ii) any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided that such member shall give the Company an opportunity, at its own expense, to handle and defend any such claim, action, suit or proceeding before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any other power that the Company may have to indemnify or hold harmless each such person.

5. Eligibility.

(a) Recipients of Grants. Nonstatutory Stock Options and Restricted Stock may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

(b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

(c) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b) above, to the extent that the aggregate Fair Market Value of Shares with respect to which options designated as incentive stock options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess options shall be treated as nonstatutory stock options. For purposes of this Section 5(c), incentive stock options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an incentive stock option shall be determined as of the date of the grant of such option.

(d) No Employment Rights. Neither the Plan nor any Award shall confer upon any Employee or Consultant any right with respect to continuation of an employment or consulting relationship with the Company (any Parent, Subsidiary or Affiliate), nor shall it interfere in any way with such Employee’s or Consultant’s right or the Company’s (Parent’s, Subsidiary’s or Affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without cause.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board and shall continue in effect for a term of 10 years unless sooner terminated under Section 14 below.

7. Options.

(a) Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be 5 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

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(b) Option Exercise Price and Consideration.

(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(1) In the case of an Incentive Stock Option

a. granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant;

b. granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value on the date of grant;

(2) Except as provided in subsection (3) below, in the case of a Nonstatutory Stock Option the per Share exercise price shall be such price as is determined by the Administrator, provided that, if the per Share exercise price is less than 100% of the Fair Market Value on the date of grant, it shall otherwise comply with all Applicable Laws, including Section 409A of the Code; and

(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(ii) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option and to the extent required by Applicable Laws, shall be determined at the time of grant) and may consist entirely of (1) wire; (2) check; (3) to the extent permitted under, and in accordance with, Applicable Laws, delivery of a promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate; (4) cancellation of indebtedness; (5) other previously owned Shares that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) a Cashless Exercise; (7) such other consideration and method of payment permitted under Applicable Laws; or (8) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise.

(c) Exercise of Option.

(i) General.

(1) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the terms of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company, and Parent, Subsidiary or Affiliate, and/or the Optionee.

(2) Leave of Absence. The Administrator shall have the discretion to determine at any time whether and to what extent the vesting of Options shall be tolled during any leave of absence; provided, however, that in the absence of such determination, vesting of Options shall continue during any paid leave and shall be tolled during any unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, vesting shall toll during any unpaid portion of such leave, provided that, upon an Optionee’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended), he or she shall be given vesting credit with respect to Options to the same extent as would have applied had the Optionee continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(3) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(4) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been received by the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised and has paid, or made arrangements to satisfy, any applicable taxes, withholding, required deductions or other required payments in accordance with Section 9 below. The exercise of an Option shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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(5) Rights as Holder of Capital Stock. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a holder of capital stock shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock is issued, except as provided in Section 10 below.

(ii) Termination of Continuous Service Status. The Administrator shall establish and set forth in the applicable Option Agreement the terms and conditions upon which an Option shall remain exercisable, if at all, following termination of an Optionee’s Continuous Service Status, which provisions may be waived or modified by the Administrator at any time. To the extent that an Option Agreement does not specify the terms and conditions upon which an Option shall terminate upon termination of an Optionee’s Continuous Service Status, the following provisions shall apply:

(1) General Provisions. If the Optionee (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified below, the Option shall terminate and the Optioned Stock underlying the unexercised portion of the Option shall revert to the Plan. In no event may any Option be exercised after the expiration of the Option term as set forth in the Option Agreement (and subject to this Section 7).

(2) Termination other than Upon Disability or Death or for Cause. In the event of termination of an Optionee’s Continuous Service Status other than under the circumstances set forth in the subsections (3) through (5) below, such Optionee may exercise any outstanding Option at any time within 1 month following such termination to the extent the Optionee is vested in the Optioned Stock.

(3) Disability of Optionee. In the event of termination of an Optionee’s Continuous Service Status as a result of his or her Disability, such Optionee may exercise any outstanding Option at any time within 3 months following such termination to the extent the Optionee is vested in the Optioned Stock.

(4) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Service Status since the date of grant of any outstanding Option, or within 1 month following termination of the Optionee’s Continuous Service Status, the Option may be exercised by any beneficiaries designated in accordance with Section 16 below, or if there are no such beneficiaries, by the Optionee’s estate, or by a person who acquired the right to exercise the Option by bequest or inheritance, at any time within 1 month following the date the Optionee’s Continuous Service Status terminated, but only to the extent the Optionee is vested in the Optioned Stock.

(5) Termination for Cause. In the event of termination of an Optionee’s Continuous Service Status for Cause, any outstanding Option (including any vested portion thereof) held by such Optionee shall immediately terminate in its entirety upon first notification to the Optionee of termination of the Optionee’s Continuous Service Status for Cause. If an Optionee’s Continuous Service Status is suspended pending an investigation of whether the Optionee’s Continuous Service Status will be terminated for Cause, all the Optionee’s rights under any Option, including the right to exercise the Option, shall be suspended during the investigation period. Nothing in this Section 7(c)(ii)(5) shall in any way limit the Company’s right to purchase unvested Shares issued upon exercise of an Option as set forth in the applicable Option Agreement.

(iii) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

8. Restricted Stock.

(a) Rights to Purchase. When a right to purchase or receive Restricted Stock is granted under the Plan, the Company shall advise the recipient in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, if any (which shall be as determined by the Administrator, subject to Applicable Laws, including any applicable securities laws), and the time within which such person must accept such offer. The permissible consideration for Restricted Stock shall be determined by the Administrator and shall be the same as is set forth in Section 7(b)(ii) above with respect to exercise of Options. The offer to purchase Shares shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

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(b) Repurchase Option.

(i) General. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s Continuous Service Status for any reason (including death or Disability) at a purchase price for Shares equal to the original purchase price paid by the purchaser to the Company for such Shares and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

(ii) Leave of Absence. The Administrator shall have the discretion to determine at any time whether and to what extent the lapsing of Company repurchase rights shall be tolled during any leave of absence; provided, however, that in the absence of such determination, such lapsing shall continue during any paid leave and shall be tolled during any unpaid leave (unless otherwise required by Applicable Laws). Notwithstanding the foregoing, in the event of military leave, the lapsing of Company repurchase rights shall toll during any unpaid portion of such leave, provided that, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended), he or she shall be given vesting credit with respect to Shares purchased pursuant to the Restricted Stock Purchase Agreement to the same extent as would have applied had the Participant continued to provide services to the Company (or any Parent, Subsidiary or Affiliate, if applicable) throughout the leave on the same terms as he or she was providing services immediately prior to such leave.

(c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each Participant.

(d) Rights as a Holder of Capital Stock. Once the Restricted Stock is purchased, the Participant shall have the rights equivalent to those of a holder of capital stock, and shall be a record holder when his or her purchase and the issuance of the Shares is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Restricted Stock is purchased, except as provided in Section 10 below.

9. Taxes.

(a) As a condition of the grant, vesting and exercise of an Award, the Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) shall make such arrangements as the Administrator may require for the satisfaction of any applicable U.S. federal, state, local or foreign tax, withholding, and any other required deductions or payments that may arise in connection with such Award. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

(b) The Administrator may, to the extent permitted under Applicable Laws, permit a Participant (or in the case of the Participant’s death or a permitted transferee, the person holding or exercising the Award) to satisfy all or part of his or her tax, withholding, or any other required deductions or payments by Cashless Exercise or by surrendering Shares (either directly or by stock attestation) that he or she previously acquired; provided that, unless specifically permitted by the Company, any such Cashless Exercise must be an approved broker-assisted Cashless Exercise or the Shares withheld in the Cashless Exercise must be limited to avoid financial accounting charges under applicable accounting guidance and any such surrendered Shares must have been previously held for any minimum duration required to avoid financial accounting charges under applicable accounting guidance. Any payment of taxes by surrendering Shares to the Company may be subject to restrictions, including, but not limited to, any restrictions required by rules of the Securities and Exchange Commission.

10. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

(a) Changes in Capitalization. Subject to any action required under Applicable Laws by the holders of capital stock of the Company, (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each such outstanding Option, and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, shall be automatically proportionately adjusted in the event of a stock split, reverse stock split, stock dividend, combination, consolidation, reclassification of the Shares or subdivision of the Shares. In the event of any increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, a declaration of an extraordinary dividend with respect to the Shares payable in a form other than Shares in an amount that has a material effect on the Fair Market Value, a recapitalization (including a recapitalization through a large nonrecurring cash dividend), a rights offering, a reorganization, merger, a spin-off, split-up, change in corporate structure or a similar occurrence, the Administrator shall make appropriate adjustments, in its discretion, in one or more of (i) the numbers and class of Shares or other stock or securities: (x) available for future Awards under Section 3 above and (y) covered by each outstanding Award, (ii) the exercise price per Share of each outstanding Option and (iii) any repurchase price per Share applicable to Shares issued pursuant to any Award, and any such adjustment by the Administrator shall be made in the Administrator’s sole and absolute discretion and shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. If, by reason of a transaction described in this Section 10(a) or an adjustment pursuant to this Section 10(a), a Participant’s Award agreement or agreement related to any Optioned Stock or Restricted Stock covers additional or different shares of stock or securities, then such additional or different shares, and the Award agreement or agreement related to the Optioned Stock or Restricted Stock in respect thereof, shall be subject to all of the terms, conditions and restrictions which were applicable to the Award, Optioned Stock and Restricted Stock prior to such adjustment.

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(b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

(c) Corporate Transactions. In the event of (i) a transfer of all or substantially all of the Company’s assets, (ii) a merger, consolidation or other capital reorganization or business combination transaction of the Company with or into another corporation, entity or person, or (iii) the consummation of a transaction, or series of related transactions, in which any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Company’s then outstanding capital stock (a “Corporate Transaction”), each outstanding Award (vested or unvested) will be treated as the Administrator determines, which determination may be made without the consent of any Participant and need not treat all outstanding Awards (or portion thereof) in an identical manner. Such determination, without the consent of any Participant, may provide (without limitation) for one or more of the following in the event of a Corporate Transaction: (A) the continuation of such outstanding Awards by the Company (if the Company is the surviving corporation); (B) the assumption of such outstanding Awards by the surviving corporation or its parent; (C) the substitution by the surviving corporation or its parent of new options or equity awards for such Awards; (D) the cancellation of such Awards in exchange for a payment to the Participants equal to the excess of (1) the Fair Market Value of the Shares subject to such Awards as of the closing date of such Corporate Transaction over (2) the exercise price or purchase price paid or to be paid for the Shares subject to the Awards; or (E) the cancellation of any outstanding Options or an outstanding right to purchase Restricted Stock, in either case, for no consideration. Notwithstanding anything under this Plan, any Award agreement or otherwise, any escrow, holdback, earn-out or similar provisions agreed to pursuant to, or in connection with, a Corporate Transaction shall, unless otherwise determined by the Board, apply to any payment or other right a Participant may be entitled to under this Plan, if any, to the same extent and in the same manner as such provisions apply generally to the holders of the Company’s Common Stock with respect to the Corporate Transaction, but only to the extent permitted by Applicable Law, including (without limitation), Section 409A of the Code.

11. Non-Transferability of Awards.

(a) General. Except as set forth in this Section 11, Awards (or any rights of such Awards) may not be sold, pledged, encumbered, assigned, hypothecated, or disposed of or otherwise transferred in any manner other than by will or by the laws of descent or distribution. The designation of a beneficiary by a Participant will not constitute a transfer. An Option may be exercised, during the lifetime of the holder of the Option, only by such holder or a transferee permitted by this Section 11.

(b) Limited Transferability Rights. Notwithstanding anything else in this Section 11, the Administrator may in its sole discretion provide that any Nonstatutory Stock Options may be transferred by instrument to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to Family Members. Further, beginning with (i) the period when the Company begins to rely on the exemption described in Rule 12h-1(f)(1) promulgated under the Exchange Act, as determined by the Board in its sole discretion, and (ii) ending on the earlier of (A) the date when the Company ceases to rely on such exemption, as determined by the Board in its sole discretion, or (B) the date when the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (i) persons who are Family Members through gifts or domestic relations orders, or (ii) to an executor or guardian of the Participant upon the death or disability of the Participant. Notwithstanding the foregoing sentence, the Board, in its sole discretion, may permit transfers of Nonstatutory Stock Options to the Company or in connection with a Change of Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f).

12. Non-Transferability of Stock Underlying Awards.

(a) General. Notwithstanding anything to the contrary, no Participant or other stockholder shall Transfer (as such term is defined below) any Shares (or any rights of or interests in such Shares) acquired pursuant to any Award (including, without limitation, Shares acquired upon exercise of an Option) to any person or entity unless such Transfer is approved by the Company prior to such Transfer, which approval may be granted or withheld in the Company’s sole and absolute discretion. “Transfer” shall mean, with respect to any security, the direct or indirect assignment, sale, transfer, tender, pledge, hypothecation, or the grant, creation or suffrage of a lien or encumbrance in or upon, or the gift, placement in trust, or the Constructive Sale (as such term is defined below) or other disposition of such security (including transfer by testamentary or intestate succession, merger or otherwise by operation of law) or any right, title or interest therein (including, but not limited to, any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise), or the record or beneficial ownership thereof, the offer to make such a sale, transfer, Constructive Sale or other disposition, and each agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. “Constructive Sale” shall mean, with respect to any security, a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security, or entering into any other hedging or other derivative transaction that has the effect of materially changing the economic benefits and risks of ownership. Any purported Transfer effected in violation of this Section 12 shall be null and void and shall have no force or effect and the Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

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(b) Approval Process. Any Participant or stockholder seeking the approval of the Company to Transfer some or all of its Shares shall give written notice thereof to the Secretary of the Company that shall include: (1) the name of the stockholder; (2) the proposed transferee; (3) the number of shares of the Transfer of which approval is thereby requested; and (4) the purchase price, if any, of the shares proposed for Transfer. The Company may require the Participant to supplement its notice with such additional information as the Company may request or as may otherwise be required by the applicable Option Agreement, Restricted Stock Purchase Agreement or other applicable written agreement. In addition, such request for Transfer shall be subject to such right of first refusal, transfer provisions and any other terms and conditions as may be set forth in the applicable Option Agreement, Restricted Stock Purchase Agreement or other applicable written agreement.

13. Time of Granting Awards. The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other date as is determined by the Administrator.

14. Amendment and Termination of the Plan. The Board may at any time amend or terminate the Plan, but no amendment or termination shall be made that would materially and adversely affect the rights of any Participant under any outstanding Award, without his or her consent. In addition, to the extent necessary and desirable to comply with Applicable Laws, the Company shall obtain the approval of holders of capital stock with respect to any Plan amendment in such a manner and to such a degree as required.

15. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of any Option or purchase of any Restricted Stock, the Company may require the person exercising the Option or purchasing the Restricted Stock to represent and warrant at the time of any such exercise or purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is advisable or required by Applicable Laws. Shares issued upon exercise of Options or purchase of Restricted Stock prior to the date, if ever, on which the Common Stock becomes a Listed Security shall be subject to a right of first refusal in favor of the Company pursuant to which the Participant will be required to offer Shares to the Company before selling or transferring them to any third party on such terms and subject to such conditions as is reflected in the applicable Option Agreement or Restricted Stock Purchase Agreement.

16. Beneficiaries. If permitted by the Company, a Participant may designate one or more beneficiaries with respect to an Award by timely filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Participant’s death. Except as otherwise provided in an Award agreement, if no beneficiary was designated or if no designated beneficiary survives the Participant, then after a Participant’s death any vested Award(s) shall be transferred or distributed to the Participant’s estate or to any person who has the right to acquire the Award by bequest or inheritance.

17. Approval of Holders of Capital Stock. If required by Applicable Laws, continuance of the Plan shall be subject to approval by the holders of capital stock of the Company within 12 months before or after the date the Plan is adopted or, to the extent required by Applicable Laws, any date the Plan is amended. Such approval shall be obtained in the manner and to the degree required under Applicable Laws.

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18. Addenda. The Administrator may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Employees or Consultants, which Awards may contain such terms and conditions as the Administrator deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which may deviate from the terms and conditions set forth in this Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

19. Information to Holders of Options. In the event the Company is relying on the exemption provided by Rule 12h-1(f) under the Exchange Act, the Company shall provide the information described in Rule 701(e)(3), (4) and (5) of the Securities Act of 1933, as amended, to all holders of Options in accordance with the requirements thereunder until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act. The Company may request that holders of Options agree to keep the information to be provided pursuant to this Section confidential. If the holder does not agree to keep the information to be provided pursuant to this Section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) of the Exchange Act.

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ADDENDUM A

Amended 2021 Incentive Stock Option Plan

(California Participants)

Prior to the date, if ever, on which the Common Stock becomes a Listed Security and/or the Company is subject to the reporting requirements of the Exchange Act, the terms set forth herein shall apply to Awards issued to California Participants. All capitalized terms used herein but not otherwise defined shall have the respective meanings set forth in the Plan.

1. The following rules shall apply to any Option in the event of termination of the Participant’s Continuous Service Status:

(a) If such termination was for reasons other than death, “Permanent Disability” (as defined below), or Cause, the Participant shall have at least 30 days after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Option Agreement.

(b) If such termination was due to death or Permanent Disability, the Participant shall have at least 6 months after the date of such termination to exercise his or her Option to the extent the Participant is entitled to exercise on his or her termination date, provided that in no event shall the Option be exercisable after the expiration of the term as set forth in the Option Agreement.

“Permanent Disability” for purposes of this Addendum shall mean the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company or any Parent or Subsidiary because of the sickness or injury of the Participant.

2. Notwithstanding anything to the contrary in Section 10(a) of the Plan, the Administrator shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code.

3. Notwithstanding anything stated herein to the contrary, no Option shall be exercisable on or after the 10th anniversary of the date of grant and any Award agreement shall terminate on or before the 10th anniversary of the date of grant.

4. The Company shall furnish summary financial information (audited or unaudited) of the Company’s financial condition and results of operations, consistent with the requirements of Applicable Laws, at least annually to each California Participant during the period such Participant has one or more Awards outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such Participant owns such Shares; provided, however, the Company shall not be required to provide such information if (i) the issuance is limited to key persons whose duties in connection with the Company assure their access to equivalent information or (ii) the Plan or any agreement complies with all conditions of Rule 701 of the Securities Act of 1933, as amended; provided that for purposes of determining such compliance, any registered domestic partner shall be considered a “family member” as that term is defined in Rule 701.

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APPENDIX B

CONVERTIBLE PROMISSORY NOTE

On February 18, 2022, Bloomios Inc. referred to as the “Borrower”, and Michael Hill referred to as “Executive” entered into this Convertible Promissory Note converting accrued compensation due and payable to Executive as of January 31, 2022.

The total compensation due to Executive at January 31, 2022 is $610,480, the “Principal Amount.” The Borrower agrees to pay the Principal Amount no later than January 31, 2025, the “Due Date,” along with any unpaid and accrued interest. The Borrower agrees to pay simple interest of twelve percent (12%) interest, the “Interest Rate.” The Borrower agrees to begin making monthly interest payments on starting on July 31, 2022.

The Executive may convert any amounts due under this Note, including principal, interest and any other amounts due, into shares of common stock of Borrower at any time prior to repayment in full. Executive may convert some or all, in multiple conversions at a rate of $0.54 per share the closing sale price the Borrower’s common stock on the day of this Agreement.

In addition, money that is not paid on-time for any monthly payment will be charged an increased Interest Rate of twenty percent (20%) per annum beginning the day payment was due and ending when the payment is made.

In the event the Borrower fails to pay the note in full on the Due Date, the unpaid principal shall accrue interest at the maximum rate allowed by law until the Borrower is no longer in default.

There shall be no Security put forth by the Borrower in this promissory note.

Payments shall be first credited to any late fees due, then to interest due and any remainder will be credited to principal.

Borrower may prepay this Note without penalty.

If the Borrower is in default under this Note, and such default is not cured within thirty days (30) of such default, then Executive may, at its option, declare all outstanding sums owed on this Note to be immediately due and payable.

Borrower shall pay all costs incurred by Executive in collecting sums due under this Note after a default, including actual attorneys’ fees. If Executive or Borrower sues to enforce this Note or obtain a declaration of its rights hereunder, the prevailing party in any such proceeding shall be entitled to recover its reasonable attorneys’ fees and costs incurred in the proceeding (including those incurred in any bankruptcy proceeding or appeal) from the non-prevailing party.

Borrower waives presentment for payment, a notice of dishonor, protest, and notice of protest.

No failure or delay by Executive in exercising his rights under this Note shall be considered a waiver of such rights.

In the event that any provision herein is determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other provision, all of which shall remain in full force and effect.

There are no verbal or other agreements that modify or affect the terms of this Note. This Note may not be modified or amended except by a written agreement signed by Borrower and Executive.

Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) by email, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be made to the parties at the addresses listed below.

There shall be no person or entity, under the terms of this Note, that shall be responsible for the payment, late fees, and any accrued interest other than the Borrower.

This note shall be governed under the laws in the State of California.

With my signature below, I affirm that I have read and understood this promissory note.

Borrower's Signature:	/s/ Barrett Evans	Date: February 18, 2022
Barrett Evans, President

Executive Signature:	/s/ Michael Hill	Date: February 18, 2022
Michael Hill

CONVERTIBLE PROMISSORY NOTE

On February 18, 2022, Bloomios Inc. referred to as the "Borrower", and John Bennett referred to as "Executive" entered into this Convertible Promissory Note converting accrued compensation due and payable to Executive as of January 31, 2022.

The total compensation due to Executive at January 31, 2022 is $61,625, the "Principal Amount." The Borrower agrees to pay the Principal Amount no later than January 31, 2025, the "Due Date," along with any unpaid and accrued interest. The Borrower agrees to pay simple interest of twelve percent (12%) interest, the "In Rate." The Borrower agrees to begin making monthly interest payments on starting on July 31, 2022.

The Executive may convert any amounts due under this Note, including principal, interest and any other amounts due, into shares of common stock of Borrower at any time prior to repayment in full. Executive may convert some or all, in multiple conversions at a rate of $0.54 per share the closing sale price the Borrower's common stock on the day of this Agreement.

In addition, money that is not paid on-time for any monthly payment will be charged an increased Interest Rate of twenty percent (20%) per annum beginning the day payment was due and ending when the payment is made.

In the event the Borrower fails to pay the note in full on the Due Date, the unpaid principal shall accrue interest at the maximum rate allowed by law until the Borrower is no longer in default.

There shall be no Security put forth by the Borrower in this promissory note.

Payments shall be first credited to any late fees due, then to interest due and any remainder will be credited to principal.

Borrower may prepay this Note without penalty.

If the Borrower is in default under this Note, and such default is not cured within thirty days (30) of such default then Executive may, at its option, declare all outstanding sums owed on this Note to be immediately due and payable.

Borrower shall pay all costs incurred by Executive in collecting sums due under this Note after a default, including actual attorn fees. If Executive or Borrower sues to enforce this Note or obtain a declaration of its rights hereunder, the prevailing part in any such proceeding shall be entitled to recover its reasonable attorneys' fees and costs incurred in the proceeding (including those incurred in any bankruptcy proceeding or appeal) from the non-prevailing party.

Borrower waives presentment for payment, a notice of dishonor, protest, and notice of protest.

No failure or delay by Executive in exercising his rights under this Note shall be considered a waiver of such rights.

In the event that any provision herein is determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other provision, all of which shall remain in full force and effect.

There are no verbal or other agreements that modify or affect the terms of this Note. This Note may not be modified or amended except by a written agreement signed by Borrower and Executive.

Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) by email, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be made to the parties at the addresses listed below.

There shall be no person or entity, under the terms of this Note, that shall be responsible for the payment, late fees, and any accrued interest other than the Borrower.

This note shall be governed under the laws in the State of California.

With my signature below, I affirm that I have read and understood this promissory note.

Borrower's Signature:	/s/ Barrett Evans	Date: February 18, 2022
Barrett Evans, President

Executive Signature:	/s/ John Bennett	Date: February 18, 2022
John Bennett

CONVERTIBLE PROMISSORY NOTE

On February 18, 2022, Bloomios Inc. referred to as the “Borrower”, and Barrett Evans referred to as “Executive” entered into this Convertible Promissory Note converting accrued compensation due and payable to Executive as of January 31, 2022.

The total compensation due to Executive at January 31, 2022 is $602,830, the “Principal Amount.” The Borrower agrees to pay the Principal Amount no later than January 31, 2025, the “Due Date,” along with any unpaid and accrued interest. The Borrower agrees to pay simple interest of twelve percent (12%) interest., the “Interest Rate.” The Borrower agrees to begin making monthly interest payments on starting on July 31, 2022.

The Executive may convert any amounts due under this Note, including principal, interest and any other amounts due, into shares of common stock of Borrower at any time prior to repayment in full. Executive may convert some or all, in multiple conversions at a rate of $0.54 per share the closing sale price the Borrower’s common stock on the day of this Agreement.

In addition, money that is not paid on-time for any monthly payment will be charged an increased Interest Rate of twenty percent (20%) per annum beginning the day payment was due and ending when the payment is made.

In the event the Borrower fails to pay the note in full on the Due Date, the unpaid principal shall accrue interest at the maximum rate allowed by law until the Borrower is no longer in default.

There shall be no Security put forth by the Borrower in this promissory note.

Payments shall be first credited to any late fees due, then to interest due and any remainder will be credited to principal.

Borrower may prepay this Note without penalty.

If the Borrower is in default under this Note, and such default is not cured within thirty days (30) of such default, then Executive may, at its option, declare all outstanding sums owed on this Note to be immediately due and payable.

Borrower shall pay all costs incurred by Executive in collecting sums due under this Note after a default, including actual attorneys’ fees. If Executive or Borrower sues to enforce this Note or obtain a declaration of its rights hereunder, the prevailing party in any such proceeding shall be entitled to recover its reasonable attorneys’ fees and costs incurred in the proceeding (including those incurred in any bankruptcy proceeding or appeal) from the non-prevailing party.

Borrower waives presentment for payment, a notice of dishonor, protest, and notice of protest.

No failure or delay by Executive in exercising his rights under this Note shall be considered a waiver of such rights.

In the event that any provision herein is determined to be void or unenforceable for any reason, such determination shall not affect the validity or enforceability of any other provision, all of which shall remain in full force and effect.

There are no verbal or other agreements that modify or affect the terms of this Note. This Note may not be modified or amended except by a written agreement signed by Borrower and Executive.

Any notices required or permitted to be given hereunder shall be given in writing and shall be delivered (a) by email, (b) by certified mail, postage prepaid, return receipt requested, (c) by facsimile, or (d) by a commercial overnight courier that guarantees next day delivery and provides a receipt, and such notices shall be made to the parties at the addresses listed below.

There shall be no person or entity, under the terms of this Note, that shall be responsible for the payment, late fees, and any accrued interest other than the Borrower.

This note shall be governed under the laws in the State of California.

Borrower's Signature:	/s/ Michael Hill	Date: February 18, 2022
Michael Hill, CEO

Executive Signature:	/s/ Barrett Evans	Date: February 18, 2022
Barrett Evans